HSBC Funds

HSBC Opportunity Fund
(the “Fund”)

Supplement dated January 18, 2019
to the Prospectus dated February 28, 2018, as supplemented from time to time
(the “Prospectus”)

Effective immediately, the following changes are being made to the Prospectus:

The following is added after the first sentence of the “Fees and Expenses of the Fund” subsection of the “Summary Section” on page 9 of the Prospectus:

The table does not take into account brokerage commissions that you may pay on your purchases of Class I Shares of the Fund.

The following is added after the fifth sentence of the “Example” subsection of the “Summary Section” on page 9 of the Prospectus:

The Example does not take into account brokerage commissions that you may pay on your purchases of Class I Shares of the Fund.

The following is added after the first sentence of the “Distribution Arrangements/Sales Charges—Class I Shares” section on page 37 of the Prospectus:

However, if you are effecting transactions in Class I Shares through a broker or financial intermediary that is acting as your agent, you may be required to pay a commission directly to a broker or financial intermediary. In addition to Class I Shares, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance) and are entitled to different services than Class I Shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE